Pending exterran transaction	6 Months Ended
Jun. 30, 2022
Text Block [Abstract]
Pending exterran transaction
NOTE 20. PENDING EXTERRAN TRANSACTION
On January 24, 2022, the Company announced the proposed acquisition (the “Transaction”) of Exterran Corporation (“Exterran”), in which Enerflex would acquire all of the outstanding shares of common stock of Exterran by issuing 1.021 common shares of Enerflex in exchange for each share of Exterran. The closing of the Transaction is subject to obtaining regulatory approvals and approval by shareholders of Enerflex and Exterran, and satisfying other conditions that are customary for a transaction of this type.

The Company continues to progress all matters that need to be addressed to close the Transaction. A number of the required regulatory approvals have been obtained and the Company continues to pursue the approval required from the Securities and Exchange Commission in connection with the registration of the common shares of Enerflex in the United States.